UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

(855) 976-6951

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On October 10, 2022, XPO Logistics, Inc. (“XPO” or the “company”) issued a press release announcing, among other things, that AnnaMaria DeSalva, Adrian Kingshott and Mary Kissel plan to resign as members of the board of directors of XPO in connection with, conditioned upon, and effective as of, the closing of the company’s previously announced proposed spin-off (the “Spin-Off”) of RXO, Inc. (“RXO”). As mutually agreed upon by the parties involved, Ms. DeSalva, Mr. Kingshott and Ms. Kissel are expected to be appointed to the board of directors of RXO, conditioned upon, and effective as of, the closing of the Spin-Off.

Appointment of Directors

On October 10, 2022, the company also announced its new slate of directors following the Spin-Off, naming two additional independent directors as members of the board of directors of XPO along with Mario Harik, who the company previously announced will be promoted to the position of chief executive officer and appointed as a member of the board of directors of XPO following the Spin-Off. In connection with, conditioned upon, and effective as of, the closing of the Spin-Off:

•	Bella Allaire will be appointed a director of the company and a member of the Nominating, Corporate Governance and Sustainability Committee. Ms. Allaire is executive vice president of technology and operations with Raymond James Financial, and the former chief information officer of UBS Wealth Management Americas.
•	Mario Harik will become XPO’s chief executive officer and will be appointed a director of the company. Mr. Harik currently serves as president, less-than-truckload – North America, and chief information officer of XPO.
•	Irene Moshouris will be appointed a director of the company, a member of the Audit Committee and a member of the Compensation Committee. Ms. Moshouris is senior vice president and treasurer of United Rentals, and formerly held management roles with the finance organizations of Avon Products and GTE Corporation.

Transition of Ravi Tulsyan and Appointment of Carl Anderson as Chief Financial Officer

In connection with the Spin-Off, the company and Ravi Tulsyan, the company’s chief financial officer, mutually agreed on October 6, 2022, that he will cease serving as chief financial officer (principal financial officer) and transition to the role of senior advisor, finance, effective November 8, 2022. Also, on October 6, 2022, the company approved the appointment of Carl Anderson as chief financial officer (principal financial officer), effective November 8, 2022.

In connection with Mr. Anderson’s appointment as the chief financial officer of XPO effective November 8, 2022, the company entered into an offer letter (the “Offer Letter”) and a Change in Control and Severance Agreement (“Severance Agreement”) with Mr. Anderson.

Pursuant to the Offer Letter, Mr. Anderson will receive an annual base salary of $625,000 and the opportunity to earn a performance-based bonus each year, targeted at 100% of base salary and pro-rated for the 2022 fiscal year. The Offer Letter also provides for the sign-on one-time grant of two initial equity awards having a combined value of $1,000,000 at the time of grant in the form of 50% performance-based restricted stock units (“PRSUs”) and 50% restricted stock units (“RSUs”). The one-time RSUs will vest on the second anniversary of the grant date and are generally subject to Mr. Anderson’s continued employment. The one-time PRSUs will vest on the fourth anniversary of the grant date, subject to Mr. Anderson’s continued service through the vest date and achievement of applicable performance goals based on total shareholder return (“TSR”) of the shares of the company over the performance period relative to the S&P Midcap 400 Index, with a multiplier based on the company’s TSR over the performance period compared to the aggregate weighted TSR of certain pre-selected transportation peers. The one-time PRSU award has a sliding payout scale with a maximum payout of 200% of target (inclusive of the multiplier) and 0% payout below target.

Additionally, the Offer Letter provides for the grant of an annual long-term incentive award with a target value of $1,750,000, with the form, structure, vesting conditions and schedule determined annually by the company’s compensation committee. The underlying number of stock units will generally be determined based on XPO’s closing stock price on the date of grant (subject to variations from time to time), with vesting to occur over a three-year schedule, or as otherwise determined annually by the company’s compensation committee. The stock units will generally be in the form of (i) time-based RSUs with a $612,500 target grant date value, subject to Mr. Anderson’s continued employment through each applicable vesting date and

2

(ii) performance-based PRSUs with a $1,137,500 target grant date value, subject to achievement of the applicable performance goals and continued service through each applicable vesting date. The Offer Letter also provides Mr. Anderson benefits pursuant to the company’s relocation benefits program for executives.

Pursuant to the Severance Agreement, upon Mr. Anderson’s termination of employment without cause (as defined in the Severance Agreement) either prior to a change of control of the company or more than two years following a change of control of the company, Mr. Anderson will be entitled to severance equal to twelve months of base salary, at the level in effect on the date of termination, a prorated target bonus for the year of termination, and reimbursement of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premiums for medical and dental coverage for a period of six months from the date of termination to the extent Mr. Anderson is eligible for and elects COBRA coverage. In the event that, within two years following a change of control of the company, the company terminates Mr. Anderson’s employment without cause or Mr. Anderson resigns for good reason (as defined in the Severance Agreement), Mr. Anderson will receive a lump-sum cash payment equal to two times the sum of his base salary and target annual bonus, a prorated target bonus payment for the year of termination, any earned but unpaid annual bonus communicated in writing, and reimbursement of COBRA premiums for medical and dental coverage for a period of 24 months from the date of termination to the extent Mr. Anderson is eligible for and elects COBRA coverage. The severance benefits described in this paragraph are in all cases subject to Mr. Anderson’s execution and non-revocation of a release of claims.

Mr. Anderson, 53, previously served as senior vice president and chief financial officer of Meritor, Inc. from March 2019 until October 2022. Meritor, Inc., currently a Cummins Inc. company and a former New York Stock Exchange listed large accelerated filer, is a premier global supplier of a broad range of integrated systems, modules and components to original equipment manufacturers and the aftermarket for the commercial vehicle, transportation and industrial sectors. Prior to serving as senior vice president and chief financial officer of Meritor, Inc., he was group vice president of finance from March 2018 until March 2019; vice president and treasurer from February 2012 until March 2018; assistant treasurer from August 2009 until February 2012; and director of capital markets from September 2006 until August 2009. Prior to joining Meritor, Mr. Anderson held progressive leadership positions with General Motors Acceptance Corporation and First Chicago Corporation. Mr. Anderson has a master’s degree in business administration from Wayne State University and a bachelor’s degree in economics from Michigan State University.

Mr. Anderson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person relating to his appointment as an officer required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Transition Agreement with Ravi Tulsyan

On October 10, 2022, the company entered into a transition agreement with Mr. Tulsyan (the “Transition Agreement”). Previously, in connection with his appointment as XPO’s chief financial officer (principal financial officer) in 2021, Mr. Tulsyan entered into an offer letter and change in control and severance agreement (the “Tulsyan Severance Agreement”), each dated September 14, 2021 (collectively, the “Prior Agreements”). In connection with the anticipated Spin-Off , RXO, Mr. Tulsyan will transition from his current role as the company’s chief financial officer (principal financial officer) to senior advisor, finance, effective November 8, 2022 (the “Transition Date”). To incentivize Mr. Tulsyan to provide certain transition services and to remain employed with the company through June 30, 2023, or such earlier date determined by the company in its sole discretion (in either event, the "Separation Date"), the company entered into the Transition Agreement. Pursuant to the Transition Agreement, Mr. Tulsyan will continue to receive his base salary in effect as of the Transition Date, be eligible to earn a performance-based annual bonus, and to participate in all benefits plans the company makes generally available to its employees.

Pursuant to the Transition Agreement, if Mr. Tulsyan remains an employee of the company in good standing through the Separation Date and circumstances constituting Cause (as defined in the Tulsyan Severance Agreement) do not exist as of the Separation Date, then Mr. Tulsyan’s termination of employment on the Separation Date will be treated as a termination by the company without Cause for purposes of the Award Agreements (as defined below) and as a Qualifying Termination for purposes of the Tulsyan Severance Agreement. Upon such termination, Mr. Tulsyan will receive accelerated vesting of certain of his restricted stock units under the terms of the Award Agreements (the “Existing Acceleration Benefit”), and further, if Mr. Tulsyan complies with certain conditions in the Tulsyan Severance Agreement, Mr. Tulsyan will be entitled to accrued benefits and severance payments previously disclosed in the Tulsyan Severance Agreement along with (i) accelerated vesting of certain of his restricted stock units that would, after giving effect to the Existing Acceleration Benefit, otherwise be forfeited upon

3

Mr. Tulsyan’s Qualifying Termination after the Transition Date but before June 30, 2023, under the terms of the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (the “2016 Equity Plan”) and the terms of the Restricted Stock Unit Award Agreements granted under the 2016 Equity Plan between Mr. Tulsyan and the company (“Award Agreements”) and (ii) nine (9) months of outplacement services (collectively, the “Enhanced Benefits”).

Additionally, Mr. Tulsyan will be eligible to receive a cash lump sum payment of $480,000 (“Transition Payment”) pursuant to the Transition Agreement if (i) the spin-off of RXO is completed by no later than December 31, 2022 as described in the Transition Agreement, (ii) Mr. Tulsyan remains employed by the company through the Separation Date, and (iii) during the period beginning on the Transition Date and ending on the Separation Date (the "Transition Period"), Mr. Tulsyan abides by all of the performance expectations as defined in the Transition Agreement.

If, prior to the Separation Date, Mr. Tulsyan’s employment is terminated for failure to comply with the performance expectations, Mr. Tulsyan will be eligible to receive a prorated amount of the Transition Payment and will forfeit the Enhanced Benefits.

Item 8.01. Other Events.

On October 10, 2022, the board of directors of XPO declared a pro rata dividend of RXO common stock to the company’s stockholders of record as of the close of business on October 20, 2022 (the “record date”). If the Spin-Off occurs, the company will distribute one share of common stock of RXO for every one share of common stock of XPO held by the company’s stockholders of record as of the record date. The distribution of shares of RXO common stock is expected to occur at 12:01 a.m. Eastern Time on November 1, 2022, and is subject to the satisfaction or waiver of certain conditions (as more fully described in the preliminary information statement included in RXO’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission).

The press release announcing certain details of the Spin-Off is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements relating to the planned spin-off, the expected timing of the spin-off and the anticipated benefits of the spin-off. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include our ability to effect the spin-off of our tech-enabled brokered transportation platform and meet the related conditions of the spin-off, the expected timing of the completion of the spin-off and the terms of the spin-off, our ability to achieve the expected benefits of the spin-off, our ability to retain and attract key personnel for the separate businesses, the risks discussed in our filings with the SEC, and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic, including supply chain disruptions due to plant and port

4

shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; our ability to benefit from the proposed spin-off; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment, including in connection with the proposed spin-off; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China; risks and uncertainties regarding the potential timing and expected benefits of the proposed spin-off of our tech-enabled brokered transportation platform, including the risk that the spin-off may not be completed on the terms or timeline currently contemplated, if at all; the impact of the proposed spin-off of our tech-enabled brokered transportation platform on the size and business diversity of our company; the ability of the proposed spin-off of our tech-enabled brokered transportation platform to qualify for tax-free treatment for U.S. federal income tax purposes; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees and independent contractors; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; the impact of potential sales of common stock by our chairman; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2022	XPO LOGISTICS, INC.

	By:	/s/ Christopher J. Signorello
Christopher J. Signorello
Chief Compliance Officer and Deputy General Counsel